UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2024
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 30, 2024, the Federal Housing Finance Agency (FHFA) released the 2024 Scorecard for Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).
Compensation for each of our named executive officers, other than our CEO, is governed by the Executive Management Compensation Program. A principal element of such compensation is deferred salary, a portion of which is subject to reduction based on corporate and individual performance. One-half of a participating officer’s At-Risk Deferred Salary (or 15% of Target Total Direct Compensation) is subject to reduction based on FHFA’s assessment of Freddie Mac’s performance against the objectives and assessment criteria set forth in the Scorecard. The Scorecard is set forth below.
2024 Scorecard for Freddie Mac, Fannie Mae, and Common Securitization Solutions
For all Scorecard items, Freddie Mac and Fannie Mae (the Enterprises) and Common Securitization Solutions, LLC (CSS) will be assessed based on the following criteria1:
Assessment Criteria
•Each entity’s products and programs foster liquid, competitive, efficient, and resilient housing finance markets that support affordable, sustainable, and equitable access to homeownership and rental housing.
•Each entity conducts business in a safe and sound manner.
•Each entity meets expectations under all FHFA requirements, including those pertaining to capital, liquidity, and credit risk transfer.
•Each entity continues to manage operations while in conservatorship in a manner that preserves and conserves assets through the prudent stewardship of resources.
•Each entity cooperates and collaborates with FHFA to meet the Conservator’s priorities and guidance throughout the course of the year in alignment with FHFA’s FAIR values (Fairness, Accountability, Integrity, and Respect).
•Each entity delivers work products that are high quality, thorough, creative, effective, and timely, and that consider effects on homeowners, multifamily property owners, renters, the Enterprises, the industry, and other stakeholders.
•Each entity ensures that diversity, equity, and inclusion remain top priorities in strategic planning, operations, and business development.
Promote Equitable Access to Affordable and Sustainable Housing (50%)
Conduct business and undertake initiatives that support affordable, sustainable, and equitable access to homeownership and rental housing, and fulfill all statutory mandates.
Take significant actions to ensure that all borrowers and renters have equitable access to sustainable long-term affordable housing opportunities, including efforts that further energy efficiency, resiliency, and cost savings in the mortgage process, considering the impact on all geographies, including rural areas as defined under Duty to Serve. Develop and implement strategies to support and advance the following:
•Sustainable and affordable homeownership
◦Explore the evolving single-family property insurance market, identifying opportunities to mitigate risk while furthering sustainable homeownership.
◦Continue efforts to expand energy efficiency and resiliency that improve long-term sustainable homeownership.
◦Explore opportunities to further sustainable homeownership through measures that support first-time and mission-oriented homebuyers, and positively influence affordability, including transaction costs, in a manner that maintains safety and soundness.

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1 The Enterprises will be assessed on all the criteria. CSS will be assessed on the criteria applicable to its operations.
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Freddie Mac Form 8-K

•Multifamily rental housing
◦Enhance resident-centered practices, such as tenant protections, at Enterprise-backed multifamily properties.
◦Strengthen multifamily asset management capabilities, including identifying and managing legal risk appropriately.
◦Explore and identify innovative ways to address multifamily market needs.
◦Manage new multifamily purchases to remain within the multifamily cap requirements, including an expanded focus on workforce/moderate-income housing.
•Equitable access to housing
◦Take meaningful actions to achieve the goals and objectives of the Equitable Housing Finance Plans.
◦Continue efforts to minimize single-family appraisal bias and improve valuation equity, including by supporting FHFA’s implementation of the Property and Valuation Equity (PAVE) action plan.
•Efficiency in the mortgage market
◦Continue modernization of single-family property valuation processes and practices, including traditional appraisals and valuation alternatives.
◦Leverage data, technology, and other innovations to promote efficiency and cost savings in mortgage processes.
◦Plan for implementation of the approved credit score models, informed by stakeholder outreach.
•Climate risks
◦Identify and pursue measures to enhance consumer awareness of climate risks in housing.
◦Continue research to monitor climate-related market developments; identify at-risk borrowers, properties, and communities; inform policy; and improve climate-resiliency and energy efficiency efforts.
Operate the Business in a Safe and Sound Manner (50%)
Operate with heightened focus on safety and soundness and with a prudent risk profile consistent with continued support for housing finance markets throughout the economic cycle, while minimizing the risk of requiring a draw against the Treasury commitment.
Ensure that the Enterprise is resilient to operational, market, credit, counterparty, economic, legal/litigation, and climate risks.
•Maintain effective risk management systems appropriate for entities that need to minimize risk to capital as they rebuild their capital buffers.
•Take appropriate action to address risk exposure and enhance Enterprise counterparty risk controls.
•Strengthen risk management capabilities in identifying, assessing, controlling, monitoring, and reporting on climate risk and incorporating these capabilities into the overall Enterprise risk framework.
•Maintain ability to respond to operational events without significant disruption to the primary or secondary mortgage market.
•Maintain liquidity at levels required by FHFA and sufficient to sustain Enterprise operations through severe stress events.
•Explore opportunities to harmonize the Enterprises’ processes supporting the Single-Family Selling Representations and Warranties Framework, including defect identification, remedies, and repurchase alternatives.
Transfer a meaningful amount of credit risk to private investors in a commercially reasonable and safe and sound manner, reducing risk to taxpayers.
Ensure CSS operates in a safe and sound manner in support of Enterprise securitization activities.
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Freddie Mac Form 8-K.

Appendix A: Multifamily Definitions
1.    Volume caps and review of market size
The 2024 Scorecard establishes a $70 billion cap on the multifamily purchase volume of each Enterprise, for a total of $140 billion and applicable for calendar year 2024. Within this cap, certain loans in affordable and underserved market segments are considered “mission-driven.” The 2024 Scorecard requires that a minimum of 50 percent of Enterprise multifamily loan purchases be mission-driven in accordance with the definitions herein. FHFA anticipates the $70 billion cap to be appropriate given current market forecasts. However, FHFA will continue to review its estimates of market size and mission-driven minimum requirements throughout the year. To prevent market disruption, if FHFA determines that the actual size of the 2024 market is smaller than was initially projected, FHFA will not reduce the caps.
The following sections explain how FHFA will treat mission-driven loans for purposes of the 2024 Scorecard.
2.    Loans on targeted affordable housing properties
Targeted affordable housing loans are loans on properties encumbered by a regulatory agreement or a recorded use restriction under which all or a portion of the units are restricted for occupancy by tenants with limited incomes and which restrict the rents that can be charged for those units. FHFA will classify as mission-driven a proportionate amount of the loan for properties in the targeted affordable category, depending on the percentage of units that are restricted by a regulatory agreement or recorded use restriction. FHFA will classify as mission-driven 50 percent of the loan amount if the percentage of restricted units is less than 50 percent of the total units in a project, and 100 percent of the loan amount if the percentage of restricted units is equal to or more than 50 percent.
The following are examples of loans on targeted affordable housing properties that FHFA will classify as mission-driven:
•Loans on properties subsidized by the Low-Income Housing Tax Credit (LIHTC) program, which limits tenant incomes at levels required by LIHTC program rules;
•Loans on properties developed under state or local inclusionary zoning, real estate tax abatement, loan or similar programs, where the property owner has agreed to: (a) restrict a portion of the units for occupancy by tenants with limited incomes in accordance with the requirements of the state or local program and restrict the rents that can be charged for those units at rents affordable to those tenants; and (b) enforce these restrictions through a regulatory agreement or recorded use restriction;
•Loans on properties covered by a Section 8 Housing Assistance Payment contract where the contract limits tenant incomes to 80 percent of area median income (AMI) or below. FHFA will not consider a unit that is occupied by a Section 8 certificate or voucher holder as a targeted affordable housing unit unless there is also a contract, a regulatory agreement, or a recorded use restriction; and
•Loans on properties where a Public Housing Authority (PHA), or a nonprofit development affiliate of a PHA, is the borrower and where the regulatory agreement or recorded use restriction restricts all or a portion of the units for occupancy by tenants with limited incomes and/or restricts the rents that can be charged for those units.
On a case-by-case basis, FHFA will consider Enterprise requests to classify other loans as mission-driven that meet affordable housing and mission goals but do not meet the exact definition of targeted affordable housing. Requests may be submitted for consideration only after meeting with FHFA to discuss the request.
3.    Loans to preserve affordability at workforce housing properties
Loans to preserve affordability at workforce housing properties may be exempt from the caps and classified as mission-driven if the property has units that are subject to either rent or income restrictions codified in loan agreements. FHFA will exempt from the volume cap the full loan amount of all loans where the loan agreements require a sponsor to preserve affordability at the “other affordable” market levels outlined below or that adhere to the standard of a state or local housing affordability initiative, for at least 10 years or the term of the loan. FHFA will classify as mission-driven 50 percent of the loan amount if the percentage of restricted units is less than 20 percent
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Freddie Mac Form 8-K

of the total units in a project, and 100 percent of the loan amount if the percentage of restricted units is equal to or more than 20 percent.
4.    Loans on other affordable units
FHFA will classify as mission-driven units whose rents are affordable to tenants at various income thresholds but that are not subject to a regulatory agreement or recorded use restriction, for conventional, small multifamily (5-50 unit), and seniors housing. FHFA will count as mission-driven, the pro rata portion of the loan amount based on the percentage of units with affordable, unsubsidized/market rents, as described below.
a.    Loans on affordable units in standard markets
Standard markets are those that are not located in designated cost-burdened or very cost-burdened renter markets. For properties located in these markets, the income threshold for affordability is 80 percent of AMI or below.
b.    Loans on affordable units in cost-burdened or very cost-burdened renter markets
In cost-burdened renter markets as designated by FHFA, the income threshold for affordability is 100 percent of AMI or below. In very cost-burdened renter markets as designated by FHFA, the income threshold for affordability is 120 percent of AMI or below.
5.    Loans on properties located in rural areas
Rural areas are those areas designated as such in the Duty to Serve regulation. FHFA will classify as mission-driven, the pro rata portion of the loan amount based on the percentage of units affordable at 100 percent of AMI or below.
6.    Manufactured housing community blanket loans
Loans to manufactured housing communities are blanket loans secured by the land and the rental pads. FHFA will classify as mission-driven the share of the loan amount of a manufactured housing community blanket loan that reflects the share that receives credit under the Duty to Serve regulation.
FHFA strongly encourages the adoption of tenant pad lease protections that meet or exceed those listed in the Duty to Serve regulation in all manufactured housing communities.
7.    Loans to finance energy or water efficient improvements
Loans to finance energy or water efficiency improvements are loans funded by the Enterprises under their own specialized financing programs for this purpose. For loans under the Freddie Mac Green Up and Green Up Plus and Fannie Mae Green Rewards loan programs, 50 percent of the loan amount will be classified as mission-driven if at least 20 percent but less than 50 percent of the unit rents are affordable at or below 80 percent of AMI, and 100 percent of the loan amount if the percentage of affordable units is equal to or more than 50 percent.
The renovations under the program (including subsequent program enhancements, as approved by FHFA) must project a minimum 15 percent reduction in annual whole property energy consumption and a minimum 15 percent reduction in annual whole property water and/or energy consumption. (Thus, a property projecting 30 percent energy consumption reduction would qualify for mission-driven credit, as would a property projecting 15 percent energy and 15 percent water consumption reduction, or 20 percent energy and 10 percent water consumption reduction.)
In addition, prior to Enterprise purchase, all Freddie Mac Green Up and Green Up Plus and Fannie Mae Green Rewards transactions must have a third-party data collection firm engaged for ongoing data collection for the life of the loan, to receive mission-driven credit. This third-party firm can be funded by the borrower, the lender, or the Enterprise. FHFA will require specific data elements on all transactions where energy or water efficiency improvements are made for both Enterprises to determine the effectiveness of the programs in achieving policy outcomes, on an annual basis.

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Freddie Mac Form 8-K

For loans funded under the Freddie Mac Green Certified program or the Fannie Mae Green Building Certification program, FHFA will classify as mission-driven 50 percent of the loan amount if at least 20 percent but less than 50 percent of the unit rents are affordable at or below 80 percent of AMI, and classify 100 percent of the loan amount if the percentage of affordable units is equal to or more than 50 percent.
8.    Other Scorecard requirements
For purposes of reporting on loan and commitment activity under the 2024 caps, the Enterprises must: (a) use the definitions for determining unit affordability of seniors housing assisted living units, co-op units, and shared living arrangements, including student housing, that are included in the housing goals regulation at 12 CFR 1282.1; (b) use affordability data as of the loan acquisition date; (c) report monthly to FHFA on their acquisition and commitment volumes using a reporting format defined by FHFA; and (d) report quarterly on their acquisition volumes under the caps including detail on mission-driven loan purchases using a reporting format to be determined by FHFA.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the Exhibit Index below are being submitted with this report.

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Heidi L. Mason
Heidi L. Mason
EVP & General Counsel
Date: February 1, 2024

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Freddie Mac Form 8-K